UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

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C1 Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2015

To the Stockholders of C1 Financial, Inc.:

The Annual Meeting of Stockholders of C1 FINANCIAL, INC. (the “Company”) will be held at The Tampa Bay Times Building Auditorium, 490 1st Avenue South, St. Petersburg, Florida 33701 on April 23, 2015, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect four Class I directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the action of the Audit Committee of the Board of Directors in appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015; and

3.	Such other business as may properly come before the meeting.

Only stockholders of record at the close of business on February 27, 2015, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

You may vote your shares by using the internet, by telephone or, if you received a proxy/voting instruction card, by marking, dating, signing and returning it by mail.

Phillip L. Burghardt

Corporate Secretary

St. Petersburg, Florida

March 10, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 23, 2015. The Notice of Annual Meeting of Stockholders, 2015 Proxy Statement, Proxy Card and 2014 Annual Report on Form 10-K are available under the Financial Information link on the Investor Relations page of our website at www.c1bank.com. Information contained on or connected to our website is not incorporated by reference into this Proxy Statement and should not be considered a part of this Proxy Statement or any other filing that we make with the U.S. Securities and Exchange Commission (the “SEC”).

PROXY STATEMENT

2015 Annual Meeting of Stockholders

GENERAL MATTERS

Solicitation

The solicitation of the proxies is made on behalf of the Board of Directors of C1 Financial, Inc. (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 23, 2015. It is expected that this Proxy Statement and related materials will first be made available to stockholders on or about March 10, 2015.

The complete mailing address of the Company’s principal executive office is C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

References in this Proxy Statement to “we,” “us,” “our,” “the Company” and “C1 Financial” refer to C1 Financial, Inc. and its subsidiaries, including its wholly owned subsidiary, C1 Bank, and the “Bank” refers to C1 Bank.

Notice of Internet Availability of Proxy Materials

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the internet to many stockholders. We believe that internet delivery of our proxy materials allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice,” to many of our stockholders (including beneficial owners) as of the Record Date. Our stockholders who receive the Notice will have the ability to access the proxy materials, including the proxy card, on a website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet or to request a printed copy. Please note that you may not vote using the Notice. The Notice identifies the items to be voted on at the Annual Meeting and describes how to vote, but you cannot vote by marking the Notice and returning it.

Meeting Admission

On the day of the meeting, each stockholder will be required to present valid picture identification, such as a driver's license or passport.

Voting Procedures

Directors shall be elected by a plurality of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Plurality means that the nominees who receive the largest number of votes cast “for” are elected as directors. For all other matters presented at the meeting, a majority of the votes cast on the matter by the shares present in person or represented by proxy at the Annual Meeting is required for approval.

Your proxy will be voted at the meeting, unless you (i) revoke it at any time before the vote by filing a revocation with the Corporate Secretary of the Company, (ii) duly execute a proxy card bearing a later date, or (iii) appear at the meeting and vote in person. Votes cast other than in person, proxies returned to the Company and written revocations will be disqualified if received after commencement of the meeting. If you vote your proxy by telephone or internet as described in the telephone/internet voting instructions on your proxy card, the Company will vote your shares as you direct. Your telephone/internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

Votes cast by proxy or in person at the meeting will be counted by the person appointed by the Company to act as inspector of election for the meeting. The inspector of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In the election of directors, abstentions do not constitute a vote “for” or “against” any nominee and thus will be disregarded in the calculation of “votes cast.” Similarly, for all other matters presented at the meeting, abstentions shall not be counted as votes cast.

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The inspector of election will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a non-routine matter) as shares that are present and entitled to vote on routine matters and for purposes of determining the presence of a quorum. However, broker non-votes shall not be counted as votes cast.

Unless specification to “withhold” with respect to any director is made, the shares represented by the proxy will be voted FOR all the nominees for director and for ratification of the action of the audit committee of the Board in appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015, as disclosed in this Proxy Statement.

Voting Securities

On February 27, 2015, the record date for the meeting, the Company had 16,100,966 shares of common stock outstanding, all of one class and each share having one vote with respect to all matters to be voted on at the meeting. No preferred shares are outstanding as of the record date for the meeting. Information as to common stock ownership of certain beneficial owners and management is set forth in the table in the “Stock Ownership Matters” section.

Cost of Solicitation

We will pay the cost of soliciting proxies for the Annual Meeting. Proxies may be solicited by the employees of C1 Financial and our subsidiaries, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons. We may reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Emerging Growth Company

We are an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. We are permitted to provide less extensive disclosure about our executive compensation arrangements and are not required to give our stockholders non-binding advisory votes on executive compensation or golden parachute arrangements. We will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.0 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

Other

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matter. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

If you have any questions about the proxy materials, the Notice or the annual meeting, please contact our Corporate Secretary at C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our bylaws provide that our Board shall consist of between five and fifteen directors. The exact number of directors will be fixed from time to time by resolution of the board of directors. No director may be removed except for cause, and directors may be removed for cause by an affirmative vote of shares representing a majority of the shares then entitled to vote at an election of directors. The Board currently consists of eleven directors: Trevor R. Burgess, Brian D. Burghardt, Phillip L. Burghardt, Robert P. Glaser, Neil D. Grossman, Marcelo Faria de Lima, Duane L. Moore, Kathryn B. Pemble, William H. Sedgeman, Jr., Adelaide Alexander Sink and Ryan L. Snyder.

The Board currently consists of three classes of directors serving staggered three-year terms. Class I, Class II and Class III directors will serve until our annual meetings of stockholders in 2015, 2016 and 2017, respectively. At each annual meeting of stockholders, directors will be elected to succeed the class of directors whose terms have expired. The Board has nominated four directors for election at this Annual Meeting to succeed the Class I directors. We are soliciting proxies in favor of the election of each of the nominees identified below. The shares represented by proxies will be voted in favor of the election of each of the nominees for director whose names are set forth below unless such proxy is specifically marked to “withhold” authority to vote for a particular nominee.

All nominees have consented to serve as directors, if elected. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board. As of the date of this Proxy Statement, the Board has no reason to believe that any of the persons named below will be unable or unwilling to stand as a nominee or serve as a director, if elected. The Board believes that each nominee has valuable individual skills and experiences that, taken together, provide us with the knowledge, judgment and strategic vision necessary to provide effective oversight of the Company. The biographies below reflect the particular experience, qualifications, attributes and skills that led the Board to conclude that each nominee should serve on the Board.

The names of the nominees and certain information as to them, are as follows:

Brian D. Burghardt

Age: 71

Mr. Burghardt is a founding director of the Bank and has served as a director of the Company since its inception in July 2013. He is a master electrician and former co-owner of PDG Electric, an electrical contractor in Manatee County. After selling PDG Electric in 2002, he became a private investor. Mr. Burghardt provides strong business management skills to our board of directors and valuable experience gained from owning and leading a successful business in the local community. His brother, Phillip L. Burghardt, is also a director.

Duane L. Moore

Age: 76

Mr. Moore is a founding director of the Bank and has served as a director of the Company since its inception in July 2013. After attending college to study veterinary science, Mr. Moore returned to operate his family’s dairy business, which was formed in 1970 in Bradenton, Florida. He has been an active member of the Manatee County Historical Society and serves on the Florida Feed Technical Committee of the Florida Department of Agriculture. Mr. Moore provides strong business management and community leadership skills to our board of directors and valuable experience gained from a career running a successful dairy business.

Kathryn B. Pemble

Age: 50

Ms. Pemble has served as the Vice Chairman of the Company’s board of directors since its inception in July 2013 and as Executive Vice President and Florida Market President since October 2014. She served as President of the Company and the Bank from July 2010 until October 2014, and as Chief Credit Officer from 2013 to October 2014. Prior to joining the Bank, she was the Chief Credit Officer of Florida Bank Group from 2009 to 2010. From 2004 to 2009 she served in a variety of roles for the Bank of St. Petersburg, a predecessor to Florida Bank Group, including as Chief Operating Officer, Chief Executive Officer and President. From 1987 to 2004, she spent 17 years with Bank of America and its predecessor bank serving in a variety of commercial and retail banking roles, including as the Southeast Region Commercial Banking Sales Management Executive responsible for sales and business development of all commercial banking activities for five states in the southeast region, and as market president for Pinellas County. Ms. Pemble is a graduate of the University of Florida and holds a Bachelor of Science degree in Finance. Ms. Pemble provides a strong connection to the Florida market given her years of banking history in the state.

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Adelaide Alexander Sink

Age: 66

Ms. Sink has served as a director of the Bank since March 2013, as a director of the Company since its inception in July 2013 and as lead independent director of the Company since July 2014. Ms. Sink also serves as Founder and Chair of the Florida Next Foundation, a non-profit, non-partisan organization focused on diversifying Florida’s economy through the growth of small businesses and entrepreneurship. Prior thereto, Ms. Sink served as the state of Florida’s Chief Financial Officer from 2007 to 2011 as one of the four statewide elected officials. During her tenure, she managed over $15.0 billion in state treasury funds, was responsible for state accounting, and implemented reforms in contracting and transparency for citizens. Prior to elected office, Ms. Sink had a 26 year career with Bank of America, including as the President of Florida operations until her retirement in 2000, where she managed the state’s largest bank with $40.0 billion in deposits, leading 9,000 employees in over 800 branches. Ms. Sink provides strong financial and regulatory skills to our board of directors and valuable experience gained from her years as a leader in the Florida financial industry.

The Board affirmatively determined in its business judgment that each of Brian D. Burghardt, Duane L. Moore and Adelaide Alexander Sink are independent as defined in the New York Stock Exchange (“NYSE”) listing standards, and applicable SEC rules and that any relationship with the Company is not material under the independence thresholds contained in the NYSE listing standards and applicable SEC rules. The Board has determined that Kathryn B. Pemble is not independent as defined in the NYSE listing standards, and applicable SEC rules due to her position as an officer of the Company.

Vote Required

Directors will be elected by a plurality of the votes of the common shares of the Company present in person or represented by proxy and entitled to vote at the Annual Meeting. A properly executed proxy marked “WITHHOLD ALL” or “FOR ALL EXCEPT” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present.

Our controlling stockholders currently own a number of our common shares sufficient to elect all of the members of the Board without the approval of any other stockholder.

Recommendation

The Board recommends that stockholders vote “FOR ALL” the nominees for director. If not otherwise specified, proxies will be voted “FOR ALL” the nominees for director.

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PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board is requesting stockholders to ratify the audit committee’s action in appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year 2015. Crowe Horwath LLP has been serving the Company since July 2013 and the Bank since 2009. Crowe Horwath LLP has advised the Company that its members have no direct or indirect financial interest in the Company or any of its subsidiaries. Members of Crowe Horwath LLP are not expected to be present at the Annual Meeting. The audit committee and the Board believe that the continued retention of Crowe Horwath LLP to serve as our independent auditors is in the best interests of the Company and its stockholders.

The audit committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The audit committee is also responsible for the audit fee negotiations with Crowe Horwath LLP and preapproves any engagement of Crowe Horwath LLP.

In the event that a majority of the stockholders vote to not ratify the appointment of Crowe Horwath LLP, our board of directors will reconsider the appointment.

Fees Paid to Independent Auditors

	2014	2013
Audit fees	$250,000	$322,250
Audit-related fees	12,500	10,500
Tax fees	45,100	51,200
All other fees	91,478	197,178
Total fees	$399,078	$581,128

Audit Fees. Audit fees consisted of fees billed by Crowe Horwath LLP for professional services rendered in connection with audits of our consolidated financial statements, quarterly reviews of our consolidated financial statements as well as certain audit-related accounting consultations.

Audit-Related Fees. Audit-related fees consisted of costs incurred related to certain attestation and agreed upon procedures.

Tax Fees. Tax fees consisted of costs incurred related to tax compliance services and consultations on various tax issues.

All Other Fees. For 2014, all other fees related to services rendered in connection with our initial public offering. For 2013, all other fees mainly consisted of costs related to audits required in connection with our initial public offering.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Crowe Horwath for our fiscal years ended December 31, 2014 and 2013 were pre-approved by our audit committee.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting, at which a quorum is present, is required to approve Proposal 2. Abstentions and broker non-votes shall not be counted as votes cast.

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If not otherwise specified, proxies will be voted “FOR” Proposal 2.

Our controlling stockholders currently own a number of our common shares sufficient to ratify the audit committee’s action in appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year 2015.

Recommendation

The Board recommends a vote “FOR” the ratification of the appointment of Crowe Horwath LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

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BOARD OF DIRECTORS, BOARD MEETINGS AND COMMITTEES

Board Composition

Our board of directors consists of eleven members. Our board has determined that each of Brian D. Burghardt, Phillip L. Burghardt, Robert P. Glaser, Neil D. Grossman, Duane L. Moore and Adelaide Alexander Sink, is independent under applicable NYSE rules.

Our directors are divided into three classes serving staggered three-year terms. Class I, Class II and Class III directors are serving until our annual meetings of stockholders in 2015, 2016 and 2017, respectively. At this Annual Meeting, directors are being elected to succeed the Class I directors, whose terms are expiring this year.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that the optimal Board leadership structure may vary as circumstances warrant. Consistent with this understanding, non-management directors consider the Board’s leadership structure on an annual basis.

In connection with the appointment of William H. Sedgeman, Jr. as our Chairman of the Board in July 2013, the Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time.

The Board notes that all directors are elected by the stockholders and all have an equal voice. The Board, therefore, does not believe it appropriate or necessary in serving the best interests of the Company to designate a lead director. The Chairman of the Board and the CEO are free, as is the Board as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise. The Board may designate a director as the presiding director to lead the meetings of the non-management, or independent, directors. The appointment of a presiding director may also be rotated among the chairs of the independent committees of the Board.

Controlled Company Status

We are a “controlled company,” as that term is set forth in Section 303A of the NYSE Listed Company Manual, because more than 50% of our voting power is held by our principal stockholders (Marcelo Faria de Lima, Erwin Russel, Marcio Camargo and Trevor Burgess). Under the NYSE rules, a “controlled company” may elect not to comply with certain NYSE corporate governance requirements, including the requirements: (1) that a majority of our board of directors consists of “independent directors,” as defined under NYSE rules; (2) that we have a nominating and corporate governance committee that is composed entirely of independent directors; (3) that we have an executive compensation committee that is composed entirely of independent directors; and (4) that we conduct annual performance evaluations of the directors’ nominating and corporate governance committee and executive compensation committee.

We have elected to be treated as a “controlled company” and thus avail ourselves of certain of these exemptions. The controlled company exemption does not modify the independence requirements for our audit committee, and our audit committee is in compliance with the independence requirements of the Sarbanes-Oxley Act and NYSE rules.

Director Independence

The Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, the Board has determined that each of Brian D. Burghardt, Phillip L. Burghardt, Robert P. Glaser, Neil D. Grossman, Duane L. Moore and Adelaide Alexander Sink, is independent under applicable NYSE rules.

Our controlling stockholders currently own a number of our common shares sufficient to elect all of the members of the Board without the approval of any other stockholder.

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Board’s Role in Risk Oversight

Assessing and managing risk is the responsibility of the management of the Company. However, the Board has an active role, as a whole, and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each.

Under its charter, the audit committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. In addition, the Board’s other standing committees— directors’ enterprise risk management committee, executive compensation committee, directors’ nominating and corporate governance committee, directors’ asset/liability committee (“ALCO”) & investments committee and directors’ loan committee—oversee risks associated with their respective areas of responsibility. The Board is kept abreast of its committees’ risk oversight and other activities through reports of the committee chairmen to the full Board.

Meetings of the Board of Directors and Committees

The Board held nine meetings during fiscal 2014. During fiscal 2014, no director attended fewer than 75% of the aggregate total number of meetings of the Board held during the period in which he was a director and of the total number of meetings held by all of the committees of the Board on which he served. During 2014, we had six standing committees of the Board—audit committee, directors’ enterprise risk management committee, executive compensation committee, directors’ nominating and corporate governance committee, directors’ ALCO & investments committee and directors’ loan committee. We expect, but do not require, our directors to attend our annual meetings of stockholders.

The following table shows the membership of the Board and each standing committee during the fiscal year ended December 31, 2014.

Name	Audit Committee	Directors’ Enterprise Risk Management Committee	Executive Compensation Committee	Directors’ Nominating and Corporate Governance Committee	Directors’ ALCO & Investments Committee	Directors’ Loan Committee
William H. Sedgeman, Jr.						✓
Trevor R. Burgess		Chair	✓	✓	✓	✓
Brian D. Burghardt					✓	✓
Phillip L. Burghardt	Chair		✓	Chair		✓
Robert P. Glaser		✓				✓
Neil D. Grossman	✓	✓			Chair	✓
Marcelo Faria de Lima		✓	Chair	✓	✓	✓
Duane L. Moore	✓					✓
Kathryn B. Pemble					✓	✓
Adelaide Alexander Sink	✓					✓
Ryan L. Snyder		✓				✓

Committees of the Board of Directors

Our board of directors has established standing committees in connection with the discharge of its responsibilities. These committees include the audit committee, the directors’ enterprise risk management committee, the executive compensation committee, the directors’ nominating and corporate governance committee, the directors’ ALCO & investments committee and the directors’ loan committee. Each committee of the board of directors operates under a written charter. Our board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents.

Audit Committee. The audit committee, which consists of Phillip L. Burghardt (Chairman), Neil D. Grossman, Duane L. Moore and Adelaide Alexander Sink, assists the board of directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. In addition, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The board of directors has determined that both Neil D. Grossman and Adelaide Alexander Sink qualify as an “audit committee financial expert,” as such term is defined in the rules of the SEC. The audit committee met four times during 2014. The audit committee’s charter is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com.

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Directors’ Enterprise Risk Management Committee. The directors’ enterprise risk management committee was established in 2014 and consists of Trevor R. Burgess (Chairman), Robert P. Glaser, Neil D. Grossman, Marcelo Faria de Lima and Ryan Snyder . The primary duty of the Directors’ Enterprise Risk Management Committee is to make sure that sound policies, procedures, and practices are implemented for the management of key risks under our risk framework (which includes market, operational, liquidity, credit, insurance, regulatory, legal, and reputational risk), ensuring our actual risk profile is consistent with its risk appetite, and that any exceptions are reported by senior management. The directors’ enterprise risk management committee met four times during 2014. The directors’ enterprise risk management committee’s charter is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com.

Executive Compensation Committee. The executive compensation committee, which consists of Marcelo Faria de Lima (Chairman), Trevor R. Burgess and Phillip L. Burghardt, assists the board of directors in reviewing compensation received by directors for service on the board of directors and its committees, reviewing and approving the compensation of our executive officers, evaluating the performance of our chief executive officer, overseeing the performance evaluation of management and administering and making recommendations to the board of directors with respect to our incentive-compensation plans, equity-based compensation plans and other benefit plans. The executive compensation committee met two times during 2014. Messrs. Burgess and Faria de Lima are not independent under applicable NYSE rules. As discussed above, the Company, as a “controlled company” under the NYSE listing standards, is exempt from the requirement that all executive compensation committee members be independent. The executive compensation committee’s charter is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com.

Directors’ Nominating and Corporate Governance Committee. The directors’ nominating and corporate governance committee, which consists of Phillip L. Burghardt (Chairman), Trevor R. Burgess and Marcelo Faria de Lima, assists the board of directors in identifying and recommending candidates to fill vacancies on the board of directors and for election by the stockholders, recommending committee assignments for directors to the board of directors, overseeing the board of directors’ annual evaluation of the performance of the board of directors, its committees and individual directors and developing and recommending to the board of directors appropriate corporate governance policies, practices and procedures for our company. The directors’ nominating and corporate governance committee met three times during 2014. Messrs. Burgess and Faria de Lima are not independent under applicable NYSE rules. As discussed above, the Company, as a “controlled company” under the NYSE listing standards, is exempt from the requirement that all nominating and corporate governance committee members be independent. The directors’ nominating and corporate governance committee’s charter is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com.

Directors’ ALCO & Investments Committee. The directors’ ALCO & investments committee, which consists of Neil D. Grossman (Chairman), Trevor R. Burgess, Brian D. Burghardt, Marcelo Faria de Lima and Kathryn B. Pemble, is responsible for setting C1 Financial’s overall policy, limits and strategies with respect to interest rate risk, valuation risk, capital, liquidity and the investment portfolio of C1 Financial and its subsidiaries. The directors’ ALCO & investments committee met four times during 2014. The directors’ ALCO & investments committee’s charter is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com.

Directors’ Loan Committee. The directors’ loan committee, which consists of the full board of directors, is responsible for providing oversight of the credit risk management function of the Bank as well as exercising loan approval authority for loans exceeding the delegated authority of the management loan committee. Because the directors’ loan committee consists of the full board, any committee matters are addressed during our regular board meetings.

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Director Nomination Process

The nominating and corporate governance committee recommends to the Board criteria for Board membership and recommends individuals for membership on the Board. In making its recommendations, the nominating and corporate governance committee reviews candidates’ qualifications for membership on the Board based on the criteria approved by the Board (and taking into account the enhanced independence, financial literary and financial expertise standards that may be required under law or NYSE rules for audit committee membership purposes); evaluates current directors for re-nomination to the Board; and periodically reviews the composition of the Board in light of the current challenges and needs of the Board and the Company, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

The nominating and corporate governance committee considers not only an individual’s qualities, performance and professional responsibilities, but also the then composition of the Board and the challenges and needs of the Board at that time. The committee also considers the impact of any change in the principal occupation of existing directors. The committee reports to the full Board its conclusions and recommendations for nominations to the Board.

Stockholder Nominations to the Board of Directors

Our By-Laws provide that nominations for the election of directors may be made at an annual meeting: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof); or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.

In addition to any other applicable requirement for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Secretary. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at our principal executive offices not less than 120 days nor more than 150 days prior to the date of the annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date, then to be timely such notice must be received by the Company no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Company.

To be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and; (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that is designed to ensure that our directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that our directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.

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Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics and Business Conduct. As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, we have established procedures to receive, retain, and treat complaints received regarding accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. It is our policy that no reprisal will be taken against any director, executive officer or employee who reports a concern in good faith and pursuant to and in accordance with the Code of Ethics and Business Conduct.

The Code of Business Conduct and Ethics is available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com. The information on our website is not incorporated by reference into this Proxy Statement. We will disclose any amendments to or waivers of the Code of Business Conduct and Ethics on our website at www.c1bank.com.

Executive Compensation Committee Interlocks and Insider Participation

For the year ended December 31, 2014, our executive compensation committee consisted of Marcelo Faria de Lima (Chairman), Trevor R. Burgess and Phillip L. Burghardt. Mr. Burgess is an officer and employee of the Company and the Bank. None of the other members of our executive compensation committee is or has ever been an officer or employee of the Company or the Bank. None of the members of our executive compensation committee has had any relationship with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers or the executive officers of the Bank serves or has served as a member of the board of directors or an executive compensation committee (or other board committee performing equivalent functions or if there is no such committee, the entire board of directors) of any other entity that has an executive officer serving as a member of our board of directors or our executive compensation committee.

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. We periodically review our corporate governance policies and procedures in our efforts to ensure that we meet the highest standards of ethical conduct, report results with accuracy and transparency, and maintain full compliance with the laws, rules and regulations that govern our operations. As part of this periodic corporate governance review, the board of directors reviews and adopts corporate governance policies and practices for C1 Financial. The Corporate Governance Guidelines are available under the Corporate Information link on the Investor Relations page of our website at www.c1bank.com. The information on our website is not incorporated by reference into this Proxy Statement. We will disclose any amendments to the Corporate Governance Guidelines on our website at www.c1bank.com.

Corporate Governance Policy

C1 Financial has adopted a corporate governance policy to govern certain activities, including:

(1) the duties and responsibilities of the board of directors and each director;

(2) the composition and operation of the board of directors;

(3) the establishment and operation of board committees;

(4) convening executive sessions of independent directors;

(5) succession planning;

(6) the board of directors’ interaction with management and third parties;

(7) the evaluation of the performance of the board of directors and of the Chief Executive Officer; and

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(8) orientation of new directors and continuing education.

Communications with the Board

Stockholders and other interested parties may communicate directly with our Board by sending a written communication in an envelope addressed to: Board of Directors, c/o Corporate Secretary, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

Stockholders and other interested parties may communicate directly with our independent directors by sending a written communication in an envelope addressed to: Board of Directors (Independent Members), c/o Corporate Secretary, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

Our audit committee has established a process for communicating complaints regarding accounting or auditing matters by sending a written communication in an envelope addressed to: Chairman of the Audit Committee, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

Stockholders and other interested parties may communicate directly with our Chairman of the Board by sending a written communication in an envelope addressed to: Chairman of the Board of Directors, c/o Corporate Secretary, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Officers, Directors and Affiliates

We offer loans in the ordinary course of business to our insiders, including executive officers and directors, their related interests and immediate family members, and other employees. Applicable law and our written credit policies require that loans to insiders be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to non-insider employees and other non-insiders are subject to the same requirements and underwriting standards and meet our normal lending guidelines, except that non-insider employees and other non-insiders may receive preferential interest rates and fees as an employee benefit. Loans to individual employees, directors and executive officers must also comply with the Bank’s statutory lending limits. All extensions of credit to the related parties must be reviewed and approved by the Bank’s board of directors, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

We have made loans to directors and executive officers. Such loans amounted to $2.5 million and $813 thousand at December 31, 2014 and 2013, respectively. The loans to such persons (i) complied with our Regulation O policies and procedures, (ii) were made in the ordinary course of business, (iii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to us, and (iv) did not involve more than a normal risk of collectability or did not present other features unfavorable to the Company.

Related Party Transaction Policy

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act, which govern certain transactions by us with our affiliates, and the Federal Reserve’s Regulation O, which governs certain loans by us to executive officers, directors and principal stockholders. We have adopted policies to comply with these regulatory requirements and restrictions.

In connection with our IPO, we adopted a written policy that complies with all applicable requirements of the SEC and the NYSE concerning related party transactions. Pursuant to this policy, our (i) directors, director nominees and executive officers, including any immediate family member of such persons; and (ii) beneficial holders of five percent or more of our common stock, including any immediate family member of such beneficial holder, are not permitted to enter into a related party transaction with us, as discussed below, without the consent of our board of directors or a designated committee thereof consisting solely of independent directors. Any request for us to enter into a transaction in which any such party has a direct or indirect material interest, subject to exceptions, will be required to be presented to our board of directors or the designated committee for review, consideration and approval. Each director, director nominee and executive officer will be required to report to our board of directors or the designated committee any such related party transaction and such related party transaction will be reviewed and approved or disapproved by the board of directors or the designated committee.

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STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and persons who beneficially own more than 10% of our common shares to file initial reports of ownership on Form 3 and reports of changes of ownership on Forms 4 and 5 with the SEC. These officers, directors and 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms that they file. Specific due dates for these reports have been established by regulation, and we are required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2014.

To our knowledge, based solely on our review of the copies of such forms received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners have been complied with for the fiscal year ended December 31, 2014.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our common shares, on a fully-diluted basis, as of
February 27, 2015 for:

•	each of our named executive officers (“NEOs”);

•	each of our directors;

•	each of our director nominees;

•	all of our executive officers and directors as a group; and

•	each stockholder known by us to be the beneficial owner of more than 5% of our issued and outstanding common shares.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of ownership is based on 16,100,966 common shares issued and outstanding on February 27, 2015. Unless otherwise indicated, the address for each listed stockholder is: c/o C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers
Marcelo Faria de Lima(1)	4,076,075	25.32%
Trevor R. Burgess(2)	1,266,179	7.86%
Phillip L. Burghardt(3)	183,079	1.14%
Rita L. Lowman (4)	123,871	*
Neil D. Grossman	119,200	*
Brian D. Burghardt(3)	94,452	*
Cristian A. Melej	80,294	*
Duane L. Moore	51,893	*
Ryan L. Snyder	50,975	*
Robert P. Glaser	30,629	*
Kathryn B. Pemble	20,415	*
Adelaide Alexander Sink	9,348	*
William H. Sedgeman, Jr.(5)	8,608	*

All directors and executive officers as a group (17 persons)	6,168,576	38.31%

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five Percent Stockholders
Erwin Russel(6)	2,189,680	13.60%
Marcio Camargo(7)	1,793,089	11.14%

*	Less than 1%

(1)	Shares beneficially owned by Marcelo Faria de Lima are held by CBM Holdings Qualified Family, L.P. The address of CBM Holdings Qualified Family, L.P. is 155 Wellington Street West, 37th floor, Toronto, Ontario, Canada, M5V 3J7. Mr. Faria de Lima is a business partner with three other principal stockholders (Erwin Russel, Marcio Camargo and Trevor R. Burgess). Mr. Faria de Lima disclaims beneficial ownership of all shares of our common stock that are held of record or beneficially owned by these principal stockholders.

(2)	Mr. Burgess’ shares include 2,181 shares held by his spouse Gary M. Hess through an IRA. Mr. Burgess disclaims beneficial ownership of such shares. Mr. Burgess has a $400,000 loan from Compass Bank secured by 50,000 shares of the Company’s common stock. Mr. Burgess is a business partner with three other principal stockholders (Marcelo Faria de Lima, Erwin Russel and Marcio Camargo). Mr. Burgess disclaims beneficial ownership of all shares of our common stock that are held of record or beneficially owned by these principal stockholders.

(3)	Shares held by Philip L. Burghardt and Brian D. Burghardt include the total amount of shares of C1 Financial owned by PDG Electric, a Florida partnership. Philip L. Burghardt and Brian D. Burghardt disclaim beneficial ownership thereof except to the extent of their pecuniary interest therein.

(4)	Shares held by Ms. Lowman include 12,987 shares owned by her spouse, William G. Lowman.

(5)	Shares beneficially owned by William H. Sedgeman, Jr. are held by the William H. Sedgeman Trust dated January 28, 1981, for which Mr. Sedgeman and Katherine S. Elias are co-trustees.

(6)	Mr. Russel’s address is Artesia Gestão, Av. Das Nações Unidas 12551, CJ 1507, São Paulo, SP 04578, Brazil. Mr. Russel is a business partner with three other principal stockholders (Marcelo Faria de Lima, Marcio Camargo and Trevor R. Burgess). Mr. Russel disclaims beneficial ownership of all shares of our common stock that are held of record or beneficially owned by these principal stockholders.

(7)	Shares beneficially owned by Marcio Camargo are held by Oakland Investment LLC. The address of Oakland Investment LLC is 140 East 63 Street, 6-C, New York, NY 10065. Mr. Camargo is a business partner with three other principal stockholders (Marcelo Faria de Lima, Erwin Russel and Trevor R. Burgess). Mr. Camargo disclaims beneficial ownership of all shares of our common stock that are held of record or beneficially owned by these principal stockholders.

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EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth the names, ages and positions of our executive officers:

Name	Age	Position
Trevor R. Burgess	42	Chief Executive Officer, President and Director
Cristian A. Melej	37	Executive Vice President and Chief Financial Officer
Rita J. Lowman	61	Executive Vice President and Chief Operating Officer

The following is certain biographical information for our executive officers.

Trevor R. Burgess—Director, Chief Executive Officer and President. Mr. Burgess has served as the Chief Executive Officer and Director of the Company since its inception in July 2013, as the Chief Executive Officer of the Bank since April 1, 2012 and as President of the Company and the Bank since October 2014. Mr. Burgess joined the Bank in December 2009 as a member of its board of directors. Mr. Burgess has been responsible for the management of the Bank since his election as a director in December 2009. Mr. Burgess was named the 2014 American Banker Community Bank of the Year. In 2013, he was named the Ernst & Young Florida Entrepreneur of the Year in the Financial Services Category. Mr. Burgess is a co-inventor of the technology for which the Bank has filed seven patent applications. Prior to joining the Bank, Mr. Burgess gained an extensive finance background working as a Managing Director for Morgan Stanley & Co. LLC, where, among other responsibilities, he executed initial public offerings and other capital raising transactions as an investment banker in the Equity Capital Markets division. Prior to his nearly ten years at Morgan Stanley, Mr. Burgess also worked as a management consultant at Monitor Company. He earned his bachelor’s degree from Dartmouth College in 1994. Mr. Burgess’ position as Chief Executive Officer allows him to advise the board of directors on management’s perspective over a full range of issues affecting the Company.

Cristian A. Melej—Executive Vice President and Chief Financial Officer. Mr. Melej joined the Company as Deputy Chief Financial Officer of the Company and the Bank in 2013 and has served as the Chief Financial Officer of the Company and the Bank since May 1, 2014. Prior to joining the Company, Mr. Melej served as the Chief Financial Officer and Investor Relations Officer of Restoque Comercio e Confecçoes de Roupas, a Brazilian clothing retailer, from 2011 to 2013 and as an Investment Associate at Artesia Gestão de Recursos, a Brazilian investment firm, from 2009 to 2011, where he advised C1 Bank during its acquisition of First Community Bank of America. Prior to Artesia, he served as Global Financial Supervisor of Metalfrio Solutions, a Brazilian refrigeration company, in 2009 and as a Supply Chain Controller at Nestle from 2003 to 2007. Mr. Melej holds a Master of Business Administration degree from IE Business School (Madrid, Spain) and a bachelor’s degree in civil engineering from Pontificia Universidad Católica de Chile. Mr. Melej is also a CFA charterholder. Mr. Melej’s primary responsibilities include administering our accounting system, budgeting, financial reporting, regulatory reporting, taxes, investments and asset/liability management. Mr. Melej works closely with the directors’ ALCO & investments committee and administers the financial, accounting, and ALCO policies of the Bank.

Rita J. Lowman—Executive Vice President and Chief Operating Officer. Ms. Lowman has served as the Executive Vice President and Chief Operating Officer of the Company since its inception in July 2013 and has also served the Bank in those same capacities since 2011. Prior to joining the Bank, Ms. Lowman was the Florida Market President and Chief Administrative Officer of American Momentum Bank from 2006 to 2011. She was an Executive Vice President with Regions Bank from 2005 to 2006 overseeing 45 retail branches and 175 associates with $2.3 billion in deposits. She also served with Republic Bank from 2000 to 2004 as an Executive Vice President, where she oversaw 600 associates across 71 branches, and prior to working at Republic Bank, Ms. Lowman spent 15 years with Bank of America as the State Administration Executive and Senior Vice President, overseeing over 100 branches and 1,300 associates with $5.3 billion in deposits. Ms. Lowman currently serves on the Board of Directors for the Florida School of Banking at the University of Florida. Ms. Lowman oversees our retail branch network, which includes a focus on marketing, corporate partnerships, business development and all depository relationships of the Bank.

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Board of Directors

The following table sets forth information regarding the directors of C1 Financial:

Name	Age	Position
William H. Sedgeman, Jr.	73	Senior Advisor, Director (Class III) and Chairman of the Board
Trevor R. Burgess	42	Chief Executive Officer, President and Director (Class III)
Brian D. Burghardt	71	Independent Director (Class I)
Phillip L. Burghardt	67	Independent Director (Class II)
Marcelo Faria de Lima	53	Director (Class III)
Robert P. Glaser	61	Independent Director (Class II)
Neil D. Grossman	57	Independent Director (Class II)
Duane L. Moore	76	Independent Director (Class I)
Kathryn B. Pemble	50	Executive Vice President and Florida Market President, Director (Class I) and Vice Chairman of the Board
Adelaide Alexander Sink	66	Independent Director (Class I)
Ryan L. Snyder	35	Director (Class III)

The following is certain biographical information for our directors who do not also serve as executive officers . Please see “Proposal 1 – Election of Directors” for the biographical information for Brian D. Burghardt, Duane L. Moore, Kathryn B. Pemble and Adelaide Alexander Sink.

Phillip L. Burghardt. Mr. Burghardt is a founding director of the Bank and has served as a director of the Company since its inception in July 2013. Like his brother, Mr. Burghardt is a master electrician and former co-owner of PDG Electric. After selling PDG Electric in 2002, he also became a private investor. Mr. Burghardt has also served as director of the Manasota Industrial Council, the Manatee Chamber of Commerce and the Economic Development Council of the Chamber. Mr. Burghardt provides strong investment and business management skills to our board of directors and valuable experience gained from owning and leading a successful business in the local community.

Marcelo Faria de Lima. Mr. Lima has served as a director of the Bank since December 2009 and as a director of the Company since its inception in July 2013. Mr. Lima is an entrepreneur with interests in companies located in the United States, Brazil, Mexico, Turkey, Denmark, Portugal and Russia. Mr. Lima started his career as a commercial banker working for ABN Amro Bank in Brazil and Chicago from 1989 to 1996 before working as an investment banker for Donaldson, Lufkin and Jenrette between 1998 and 2000 and Garantia between 1996 and 1998. He graduated from Pontificia Universidade Catolica do Rio de Janeiro in 1985. Mr. Lima provides strong banking and finance skills to our board of directors and valuable experience gained from a career as a banking and investment professional.

Robert P. Glaser. Mr. Glaser has served as a director of the Bank since 2011 and as a director of the Company since its inception in July 2013. He has served as the President of Smith & Associates Real Estate since 1985 as well as the Chief Executive Officer since 1979. Mr. Glaser has nearly 30 years of real estate experience, managing Tampa Bay’s number one independent real estate company. Mr. Glaser provides strong real estate investment skills to our board of directors and valuable experience gained from leading large real estate investments in the community and throughout the world.

Neil D. Grossman. Mr. Grossman has served as a director of the Bank since 2012 and as a director of the Company since its inception in July 2013. He is a Co-Founder and Chief Investment Officer of TKNG Capital Partners, LLC since 2003. Mr. Grossman has spent the last two decades in the financial industry working as a proprietary trader, asset manager and market-maker. In particular, he has traded liquid products in major markets around the globe. Mr. Grossman’s experience includes positions in the Investment Office of JPMorgan Chase where, as an Executive Director, he ran a Proprietary Trading Group that focused on global rates and currencies, and the Central Bank of Norway, where he served as Senior Portfolio Manager. Earlier in his career he was a lawyer representing financial services companies, including banks. Mr. Grossman received his J.D. from the Columbia University School of Law, and an M.S. and B.S. in Fluid Dynamics from the Columbia University School of Engineering and Applied Science. Mr. Grossman provides strong financial analysis and risk management skills to our board of directors and valuable experience gained from more than two decades as an investment professional.

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William H. Sedgeman, Jr. Mr. Sedgeman has served as a member of the board of directors of the Company and as the Chairman of the board of directors since the Company’s inception in July 2013. He also serves as Senior Advisor to the Bank. He previously served as the Company’s and the Bank’s Senior Lender and West Florida Market Manager, overseeing the Bank’s West Florida lending team. Mr. Sedgeman has served as a director of the Bank and its predecessor bank since 1995, served as the President of the Bank from 1995 to 1997 as well as Chief Executive Officer of the Bank from 1995 to 2012. In 1995, he founded Community Bank of Manatee, the predecessor to C1 Bank (his second start-up bank) with nine other local business leaders. Prior to joining the Bank, Mr. Sedgeman spent 35 years as a banker in Florida. Mr. Sedgeman received his Bachelor of Arts degree from Harvard College in 1964 and graduated from the Rutgers University Graduate School of Banking in 1980. Mr. Sedgeman provides strong lending and credit analysis skills to our board of directors and valuable experience gained from spending over 40 years as a banker in Florida.

Ryan L. Snyder. Mr. Snyder has served as a director of the Company since July 2014. He is the owner and principal attorney of Snyder Law Group, P.A., a law firm that Mr. Snyder founded in 2005. Mr. Snyder received his J.D. from Stetson University College of Law in 2004, and a Bachelor’s Degree from the University of North Carolina in 2002. Mr. Snyder provides strong legal expertise to our board of directors, particularly in the areas of real estate and foreclosure law.

There are no material proceedings in the last 10 years to which any of the Company’s directors, officers or 5% stockholders (or any associated of the foregoing) or promoters (5 years), is an adverse party, or has a material adverse interest, to the Company or its subsidiaries.

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EXECUTIVE COMPENSATION

C1 Financial is an “emerging growth company,” as defined in Section 101(a)(19)(C) of the JOBS Act. As an emerging growth company, under SEC rules, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with reduced compensation disclosure requirements, as permitted under the JOBS Act.

Summary Compensation Table

The following table provides information regarding the compensation awarded to or earned during 2014 and 2013 by our CEO and each of the next two most highly compensated executive officers who were serving as executive officers through December 31, 2014 (our NEOs).

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)	All Other Compensation (2) ($)	Total ($)
Trevor R. Burgess	2014	467,824.48	(3)	875,000.00	-	-	-	500.00	1,343,324.48
President and Chief Executive Officer	2013	339,000.00		300,000.00	-	-	-	500.00	639,500.00

Cristian A. Melej	2014	210,000.00	(5)	170,000.00	-	-	-	-	380,000.00
Executive Vice President and Chief Financial Officer (4)	2013	-		-	-	-	-	-	-

Rita J. Lowman	2014	210,000.00	(5)	20,000.00	-	-	-	500.00	230,500.00
Executive Vice President and Chief Operating Officer	2013	200,000.16		50,000.00	-	-	-	500.00	250,500.16

(1)	Represents annual bonuses, the amounts of which were determined by the Executive Compensation Committee. These bonuses were purely discretionary and not based on a predetermined formula. In connection with our IPO, in 2014 Mr. Burgess received a one-time cash bonus payment in the amount of $500,000 and Mr. Melej received a one-time cash bonus payment in the amount of $100,000.
(2)	Represents 401(k) matching payments. This category does not include a $10 million dollar term life insurance policy on Mr. Burgess for which the Bank is both owner and beneficiary.
(3)	Effective May 1, 2014, Mr. Burgess’ annual salary was increased to $532,237. At the same time, his Expense Reimbursement Agreement with the Bank, under which he had been paid an amount similar to the salary increase, was terminated.
(4)	Mr. Melej was not a named executive officer in 2013.
(5)	Effective January 1, 2015, the annual salary of Mr. Melej and Ms. Lowman was each increased to $250,000.

Elements of Our Executive Compensation Program

Equity Compensation Plan

Our board of directors adopted an equity compensation plan in the form of an omnibus incentive plan, or Omnibus Plan, on July 17, 2014, under which the NEOs are eligible to receive awards. The Omnibus Plan will be administered by the executive compensation committee or such other committee as may be designated by our board of directors, or if no committee is designated, our board of directors, and provides for grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, deferred awards and other share-based and cash-based awards. We did not grant any awards under the Omnibus Plan in 2014.

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Employee Stock Purchase Plan

Our board of directors adopted the C1 Financial, Inc. 2014 Employee Stock Purchase Plan, or ESPP, on July 17, 2014, which permits our employees (including the NEOs) to contribute up to a specified percentage of base salary and commissions to purchase our shares at a discount. We did not commence any offering period under the ESPP in 2014.

Agreements with NEOs

Employment Agreements.

None of our NEOs have employment agreements.

Mr. Burgess’ Expense Reimbursement Agreement.

On December 3, 2009, the Bank entered into a two-year expense reimbursement agreement with Mr. Burgess. This agreement contained an automatic renewal provision under which the agreement would renew for a one-year period following the expiration of the initial two-year term and for an additional one-year period after each subsequent anniversary. Pursuant to this agreement, Mr. Burgess undertook to assist the Bank with strategic and financial planning to the extent reasonably requested by the Bank. The Bank would reimburse Mr. Burgess for certain expenses incurred by him in connection with the fulfillment of his duties as a Director of the Bank and his assistance with strategic and financial planning, up to a maximum of $10,000 per month. In the event that the reimbursement of any expense was deemed to constitute taxable income to Mr. Burgess, the amount of such reimbursement would be increased to cover any taxes payable on the amount of such reimbursement and such additional amounts. Upon a termination of the agreement, the Bank would be obligated to reimburse Mr. Burgess for any expenses incurred through the date of termination. This agreement was terminated on May 1, 2014.

Retirement Benefits

Other than benefits under our 401(k) plan, we have not provided the NEOs with any retirement benefits.

Termination Benefits

The NEOs are not parties to any plans or arrangements that provide for payments or benefits following the termination of their employment.

Cash Incentive Plan

Our board of directors adopted a cash incentive plan, or the Cash Bonus Plan, on July 17, 2014. The Cash Bonus Plan was adopted to enable the Company to recognize the contributions, and reward the performance, of key employees of the Company and its affiliates, including the NEOs. The executive compensation committee will administer the Cash Bonus Plan, subject to delegation, and has authority to grant awards thereunder. Awards may be discretionary or earned based on factors, criteria, or objectives, which may include the performance measures provided in the Omnibus Plan, determined by the executive compensation committee or its delegate.

IPO Bonuses

In connection with our IPO, in 2014 Mr. Burgess received a one-time cash bonus payment in the amount of $500,000 and Mr. Melej received a one-time cash bonus payment in the amount of $100,000. These cash bonus payments will vest in equal installments over a five-year period beginning on the date of the pricing of the IPO and will automatically vest in full upon a change in control. In the event of a voluntary termination of employment by Mr. Burgess or Mr. Melej, any unvested portion will be subject to clawback.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

None of our NEOs held any outstanding equity awards as of December 31, 2014.

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DIRECTOR COMPENSATION

2014 Director Compensation

The following table lists the individuals who served as our non-employee directors in 2014 and summarizes their 2014 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Total ($)
Brian D. Burghardt	35,000.00	35,000.00
Phillip L. Burghardt	35,000.00	35,000.00
Marcelo Faria de Lima (2)	-	-
Robert P. Glaser	35,000.00	35,000.00
Neil D. Grossman	35,000.00	35,000.00
Duane L. Moore	35,000.00	35,000.00
Adelaide Alexander Sink	70,000.00	70,000.00
Ryan L. Snyder	35,000.00	35,000.00

(1) Represents one-time cash bonuses paid to our non-employee directors in connection with our IPO. The bonus payments have a vesting period of two years beginning on the effective date of the IPO. In the event of a director’s termination of service during the vesting period, a pro rata portion of the bonus will be subject to clawback. We currently do not pay any other fees to our directors for their services.

(2) Marcelo Faria de Lima is a principal stockholder and did not receive an IPO bonus.

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EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes equity compensation plan information as of December 31, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
	(a)	(b)	(c)

Equity compensation plans approved by security holders	—	—	2,000,000	(1)

Equity compensation plans not approved by security holders	—	—	—

Total	—	—	2,000,000	(1)

(1) Includes 1,000,000 shares available for issuance under the Omnibus Plan and 1,000,000 shares available for issuance under the C1 Financial, Inc. 2014 Employee Stock Purchase Plan. As of December 31, 2014, there were no awards outstanding under either plan.

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Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the audit committee report below shall not be deemed to be “Soliciting Material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filings.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for the year ended December 31, 2014 with our management; (ii) discussed with Crowe Horwath LLP, our independent registered public accounting firm, all matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe Horwath LLP’s communications with the Audit Committee concerning independence, and discussed with Crowe Horwath LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that our consolidated audited financial statements for the year ended December 31, 2014 be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

Respectfully submitted by the Audit Committee of the Board,

Phillip L. Burghardt
Neil D. Grossman
Duane L. Moore
Adelaide Alexander Sink

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SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to include proposals in the proxy materials in relation to our 2016 Annual Meeting of Stockholders must submit the same in writing, by mail, first-class postage pre-paid, to Corporate Secretary, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701, which must be received at our executive office on or before November 11, 2015 (120 days before the date of mailing based on this year’s Proxy Statement date). Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. We will only include in our proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

Although information received after such date will not be included in the proxy materials sent to stockholders, a stockholder proposal may still be presented at the annual meeting if such proposal complies with the Company’s bylaws. In accordance with our bylaws, stockholder proposals may be brought before an annual meeting only if such proposal is made pursuant to written notice timely given to the Company’s Corporate Secretary accompanied by certain information. To be timely, a stockholders’ written notice must be received at the registered office of the Company no earlier than 150 days and no later than 120 days prior to the first anniversary of the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date, then to be timely such notice must be received by the Company no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Company. For stockholder proposals for the 2016 annual meeting of stockholders, written notice must be received between November 25, 2015 and December 25, 2015. The proposal must be sent to: Corporate Secretary, C1 Financial, Inc., 100 5th Street South, St. Petersburg, Florida 33701 and will need to comply with the SEC’s rules and regulations.

Electronic Availability of Proxy Materials for 2015 Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 23, 2015. This Proxy Statement and C1 Financial’s Annual Report on Form 10-K for fiscal year 2014 are available electronically at www.proxyvote.com.

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Householding

In a further effort to reduce printing costs and postage fees, we may adopt a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and have elected to receive paper copies of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Upon request, the Company will promptly deliver a separate copy of the Proxy Statement or Annual Report on Form 10-K to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.

Requests in this regard should be addressed to:

C1 Financial, Inc.
Attn: Corporate Secretary

100 5th Street South
St. Petersburg, Florida 33701

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Other Matters

At the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting of Stockholders other than those referred to in this Proxy Statement. If you vote by telephone or on the Internet or return your signed and completed proxy card and other matters are properly presented at the Annual Meeting for consideration, the persons appointed by the Board of Directors as proxies will have the discretion to vote for you on such matters.

__________________________________________

The above Notice and Proxy Statement are sent by order of the Board of Directors.

Phillip L. Burghardt

Corporate Secretary

St. Petersburg, Florida

March 10, 2015

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APPENDIX A

Form of Proxy

C1 FINANCIAL, INC.

Annual Meeting of Stockholders

April 23, 2015 9:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Trevor R. Burgess and Phillip L. Burghardt or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of Common Stock of C1 FINANCIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on April 23, 2015, at The Tampa Bay Times Building Auditorium, 490 1st Avenue South, St. Petersburg, Florida 33701, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

C1 FINANCIAL, INC./BNK
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1. Election of Directors
Nominees: 01) Brian D. Burghardt 02) Duane L. Moore 03) Kathryn B. Pemble 04) Adelaide Alexander Sink

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. Ratify the action of the Audit Committee of the Board of Directors in appointing Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2015.	☐	☐	☐
NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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